UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 8, 2023
_______________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6903	75-0225040
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
14221 N. Dallas Parkway, Suite 1100,
Dallas, Texas 75254-2957
(Address of Principal Executive Offices, and Zip Code)
(214) 631-4420
Registrant's Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fifth Amended and Restated Trinity Industries, Inc. Stock Option and Incentive Plan

On May 8, 2023, Trinity Industries, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders approved, among other things, the Fifth Amended and Restated Trinity Industries, Inc. Stock Option and Incentive Plan (the “Amended Plan”). Upon recommendation of its Human Resources Committee (the “HR Committee”), the Company’s Board of Directors previously approved the Amended Plan, subject to the approval of the Company’s stockholders.

The Amended Plan amended and restated the Fourth Amended and Restated Trinity Industries, Inc. 2004 Stock Option and Incentive Plan (the “Prior Plan”) in its entirely and incorporates the following changes, among others, as compared to the Prior Plan:

•the Amended Plan increases the number of shares of common stock authorized under the Prior Plan by 1,900,000 shares of common stock for a maximum total of 22,050,000 authorized shares;
•the Amended Plan removes the aggregate plan limit on grants to non-employee directors and replaces it with an annual limit providing that a non-employee director may not be granted awards that exceed in the aggregate $500,000 in fair market value of the common stock on the date of grant in any calendar year, plus an additional $250,000 in fair market value of the common stock on the date of grant for one-time awards to a newly appointed or elected non-employee director;
•the Amended Plan removes language and limitations relating to the "performance-based exception" under Section 162(m) of the Internal Revenue Code of 1986, as amended, which is no longer in effect;
•the Amended Plan requires that awards will be subject to accelerated vesting in connection with a change in control only in the event of a termination of the participant's employment or services in connection with the change in control or in the event the acquiring company does not assume the award;
•the Amended Plan revises the minimum vesting provisions for all new awards to provide that all awards vest no earlier than one year, other than awards that are exempt shares or non-employee director awards that vest on the date of the annual stockholders meeting;
•the Amended Plan extends the expiration date of the Prior Plan from May 1, 2027 to May 8, 2033; and
•the Amended Plan provides that members of the Board of Directors, members of any committee appointed by the Board of Directors to administer the Amended Plan, and employees will not have personal liability for actions, determinations, or interpretations taken in good faith with respect to the Amended Plan.

The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the Amended Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders voted on the following five proposals, and cast their votes as described below.

Proposal 1 – Election of Directors

The stockholders elected eight (8) directors for a one-year term, as follows:

Nominee	For	Against	Abstentions	Broker Non-Votes
William P. Ainsworth	67,487,326	247,757	68,089	7,639,430
Robert C. Biesterfeld Jr.	67,578,222	154,920	70,030	7,639,430
John J. Diez	67,224,834	503,471	74,867	7,639,430
Leldon E. Echols	65,493,085	2,230,712	79,375	7,639,430
Veena M. Lakkundi	67,428,782	301,341	73,049	7,639,430
S. Todd Maclin	67,517,807	212,711	72,654	7,639,430
E. Jean Savage	67,468,811	247,154	87,207	7,639,430
Dunia A. Shive	67,183,206	552,399	67,567	7,639,430

Proposal 2 – Approval of the Amended Plan

The stockholders approved the Amended Plan by the following vote:

For	Against	Abstentions	Broker Non-Votes
65,675,961	1,959,862	167,349	7,639,430

Proposal 3 – Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement dated March 28, 2023, including the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion related thereto, by the following vote:

For	Against	Abstentions	Broker Non-Votes
65,407,638	2,210,971	184,563	7,639,430

Proposal 4 – Advisory Vote on the Frequency of Future Votes to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, future votes to approve named executive officer compensation on an annual basis by the following vote:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
61,390,051	146,133	6,143,111	123,877	7,639,430

The Board of Directors determined at its May 8, 2023, meeting that, until the next vote regarding the frequency of stockholder votes on executive compensation, the Company will hold future votes on executive compensation every year.

Proposal 5 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023, by the following vote:

For	Against	Abstentions
74,294,293	1,083,554	64,755

Item 9.01 Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

NO.	DESCRIPTION
10.1	Fifth Amended and Restated Trinity Industries, Inc. Stock Option and Incentive Plan
101.SCH	Inline XBRL Taxonomy Extension Schema Document (filed electronically herewith).
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document (filed electronically herewith).
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document (filed electronically herewith).
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Trinity Industries, Inc.

May 11, 2023	By:	/s/ Eric R. Marchetto
Name: Eric R. Marchetto
Title: Executive Vice President and Chief Financial Officer